                                                                   EXHIBIT 20.21

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                     December 31, 2000
                                                      -------------------------
        Determination Date:                                    January 5, 2001
                                                      -------------------------
        Distribution Date:                                    January 16, 2001
                                                      -------------------------
        Monthly Period Ending:                               December 31, 2000
                                                      -------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


  I.    Collection Account Summary

        Available Funds:
                       Payments Received                                                  $3,559,334.01
                       Liquidation Proceeds (excluding Purchase Amounts)                    $273,011.32
                       Current Monthly Advances                                               66,207.18
                       Amount of withdrawal, if any, from the Spread Account                      $0.00
                       Monthly Advance Recoveries                                            (61,834.44)
                       Purchase Amounts-Warranty and Administrative Receivables                   $0.00
                       Purchase Amounts - Liquidated Receivables                                  $0.00
                       Income from investment of funds in Trust Accounts
                        (less prior month adjustment)                                        $18,175.82
                                                                                 -----------------------
        Total Available Funds                                                                                       $3,854,893.89
                                                                                                             =====================

        Amounts Payable on Distribution Date:
                       Reimbursement of Monthly Advances                                          $0.00
                       Backup Servicer Fee                                                        $0.00
                       Basic Servicing Fee                                                   $93,591.92
                       Trustee and other fees                                                     $0.00
                       Class A-1 Interest Distributable Amount                                    $0.00
                       Class A-2 Interest Distributable Amount                                    $0.00
                       Class A-3 Interest Distributable Amount                              $217,133.25
                       Class A-4 Interest Distributable Amount                              $211,517.73
                       Noteholders' Principal Distributable Amount                        $2,953,444.68
                       Amounts owing and not paid to Security Insurer under
                          Insurance Agreement                                                     $0.00
                       Supplemental Servicing Fees (not otherwise paid
                          to Servicer)                                                            $0.00
                       Spread Account Deposit                                               $379,206.32
                                                                                 -----------------------
        Total Amounts Payable on Distribution Date                                                                  $3,854,893.89
                                                                                                             =====================


                                 Page 1 (1998-D)

  II.   Available  Funds

        Collected Funds (see V)
                          Payments Received                                               $3,559,334.01
                          Liquidation Proceeds (excluding Purchase Amounts)                 $273,011.32              $3,832,345.33
                                                                                 -----------------------

        Purchase Amounts                                                                                                     $0.00

        Monthly Advances
                          Monthly Advances - current Monthly Period (net)                     $4,372.74
                          Monthly Advances - Outstanding Monthly Advances
                             not otherwise reimbursed to the Servicer                             $0.00                  $4,372.74
                                                                                 -----------------------

        Income from investment of funds in Trust Accounts                                                               $18,175.82
                                                                                                              ---------------------

        Available Funds                                                                                              $3,854,893.89
                                                                                                              =====================

 III.   Amounts Payable on Distribution Date

            (i)(a)     Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by AFL or the Servicer)                                                           $0.00

            (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

            (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed
                       to Servicer)                                                                                          $0.00

             (ii)      Accrued and unpaid fees (not otherwise paid by AFL
                       or the Servicer):
                          Owner Trustee                                                           $0.00
                          Administrator                                                           $0.00
                          Indenture Trustee                                                       $0.00
                          Indenture Collateral Agent                                              $0.00
                          Lockbox Bank                                                            $0.00
                          Custodian                                                               $0.00
                          Backup Servicer                                                         $0.00
                          Collateral Agent                                                        $0.00                      $0.00
                                                                                 -----------------------

           (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                             $93,591.92

           (iii)(b)    Supplemental Servicing Fees (not otherwise paid
                       to Servicer)                                                                                          $0.00

           (iii)(c)    Servicer reimbursements for mistaken deposits or
                       postings of checks returned for insufficient funds
                       (not otherwise reimbursed to Servicer)                                                                $0.00

             (iv)      Class A-1 Interest Distributable Amount                                                               $0.00
                       Class A-2 Interest Distributable Amount                                                               $0.00
                       Class A-3 Interest Distributable Amount                                                         $217,133.25
                       Class A-4 Interest Distributable Amount                                                         $211,517.73

             (v)       Noteholders' Principal Distributable Amount
                          Payable to Class A-1 Noteholders                                                                   $0.00
                          Payable to Class A-2 Noteholders                                                                   $0.00
                          Payable to Class A-3 Noteholders                                                           $1,476,722.34
                          Payable to Class A-4 Noteholders                                                           $1,476,722.34

            (vii)      Unpaid principal balance of the Class A-1 Notes after
                       deposit to the Note Distribution Account of any funds in
                       the Class A-1 Holdback Subaccount (applies only on the
                       Class A-1 Final Scheduled Distribution Date)                                                          $0.00

             (ix)      Amounts owing and not paid to the Security Insurer
                       under Insurance Agreement                                                                             $0.00
                                                                                                              ---------------------

                       Total amounts payable on Distribution Date                                                    $3,475,687.57
                                                                                                              =====================


                                 Page 2 (1998-D)

  IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount;
        Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                       Amount of excess, if any, of Available Funds
                       total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                                 $379,206.32

        Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable
                       over Available Funds (excluding amounts payable
                       under item (vii) of Section III)                                                                      $0.00

                       Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal
                       to the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount
                       (amount on deposit in the Reserve Account calculated
                       taking into account any withdrawals from or deposits
                       to the Reserve Account in respect of transfers
                       of Subsequent Receivables)                                                                            $0.00

                       (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                       Account.)

                       Amount of withdrawal, if any, from the Reserve Account                                                $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1
        Final Scheduled Distribution Date:

                       Amount by which (a) the remaining principal balance
                       of the Class A-1 Notes exceeds (b) Available Funds
                       after payment of amounts set forth in item (v) of
                       Section III                                                                                           $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                       Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1
                       Holdback Subaccount                                                                                   $0.00

        Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over
                       funds available for withdrawal from Reserve Amount,
                       the Class A-1 Holdback Subaccount  and Available Funds                                                $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                       Section III and pursuant to a withdrawal from the Class
                       A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or
                       immediately following the end of the Funding Period, of
                       (a) the sum of the Class A-1 Prepayment Amount, the Class
                       A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                       the Class A-4 Prepayment Amount, over, (b) the amount
                       on deposit in the Pre-Funding Account                                                                 $0.00


        Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final
                       Scheduled Distribution Date, of (a) the unpaid principal
                       balance of the Class A-1 Notes over (b) the sum of the
                       amounts deposited in the Note Distribution Account under
                       item (v) and (vii) of Section III or pursuant to a
                       withdrawal from the Class A-1 Holdback Subaccount.                                                    $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)


                                 Page 3 (1998-D)

  V.    Collected Funds

        Payments Received:
                          Supplemental Servicing Fees                                             $0.00
                          Amount allocable to interest                                     1,210,706.15
                          Amount allocable to principal                                    2,348,627.86
                          Amount allocable to Insurance Add-On Amounts                            $0.00
                          Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit
                             in the Collection Account)                                           $0.00
                                                                                 -----------------------

        Total Payments Received                                                                                      $3,559,334.01

        Liquidation Proceeds:
                          Gross amount realized with respect to
                          Liquidated Receivables                                             274,770.11

                          Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such
                            Liquidated Receivables and the repossession
                            and disposition of the related Financed Vehicles
                            and (ii) amounts required to be refunded to
                            Obligors on such Liquidated Receivables                           (1,758.79)
                                                                                 -----------------------

        Net Liquidation Proceeds                                                                                       $273,011.32

        Allocation of Liquidation Proceeds:
                          Supplemental Servicing Fees                                             $0.00
                          Amount allocable to interest                                            $0.00
                          Amount allocable to principal                                           $0.00
                          Amount allocable to Insurance Add-On Amounts                            $0.00
                          Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            in the Collection Account)                                            $0.00                      $0.00
                                                                                 -----------------------      ---------------------

        Total Collected Funds                                                                                        $3,832,345.33
                                                                                                              =====================

  VI.   Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                              $0.00
                          Amount allocable to interest                                            $0.00
                          Amount allocable to principal                                           $0.00
                          Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit in
                             the Collection Account)                                              $0.00

        Purchase Amounts - Administrative Receivables                                                                        $0.00
                          Amount allocable to interest                                            $0.00
                          Amount allocable to principal                                           $0.00
                          Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit
                             in the Collection Account)                                           $0.00
                                                                                -----------------------

        Total Purchase Amounts                                                                                               $0.00
                                                                                                              =====================

 VII.   Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $115,072.44

        Outstanding Monthly Advances reimbursed to the Servicer
           prior to deposit in the Collection Account from:
                          Payments received from Obligors                                   ($61,834.44)
                          Liquidation Proceeds                                                    $0.00
                          Purchase Amounts - Warranty Receivables                                 $0.00
                          Purchase Amounts - Administrative Receivables                           $0.00
                                                                                 -----------------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                     ($61,834.44)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                    ($61,834.44)

        Remaining Outstanding Monthly Advances                                                                          $53,238.00

        Monthly Advances - current Monthly Period                                                                       $66,207.18
                                                                                                              ---------------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                     $119,445.18
                                                                                                              =====================


                                 Page 4 (1998-D)

 VIII.  Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

        Payments received allocable to principal                                                                     $2,348,627.86
        Aggregate of Principal Balances as of the Accounting Date of all
           Receivables that became Liquidated Receivables
           during the Monthly Period                                                                                   $604,816.82
        Purchase Amounts - Warranty Receivables allocable to principal                                                       $0.00
        Purchase Amounts - Administrative Receivables allocable to principal                                                 $0.00
        Amounts withdrawn from the Pre-Funding Account                                                                       $0.00
        Cram Down Losses                                                                                                     $0.00
                                                                                                              ---------------------

        Principal Distribution Amount                                                                                $2,953,444.68
                                                                                                              =====================

B.  Calculation of Class A-1 Interest Distributable Amount

        Class A-1 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

        Multiplied by the Class A-1 Interest Rate                                                5.4820%

        Multiplied by actual days in the period or in the case of the
           first Distribution Date, by 26/360                                                0.08888889                      $0.00
                                                                                 -----------------------
        Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                  --
                                                                                                              ---------------------

        Class A-1 Interest Distributable Amount                                                                              $0.00
                                                                                                              =====================

C.  Calculation of Class A-2 Interest Distributable Amount

        Class A-2 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-2 Noteholders on such Distribution Date)                       $0.00

        Multiplied by the Class A-2 Interest Rate                                                 5.564%

        Multiplied by actual days in the period or in the case of the
           first Distribution Date, by 26/360                                                0.08888889                      $0.00
                                                                                 -----------------------

        Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                  --
                                                                                                              ---------------------

        Class A-2 Interest Distributable Amount                                                                              $0.00
                                                                                                              =====================

D.  Calculation of Class A-3 Interest Distributable Amount

        Class A-3 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-3 Noteholders on such Distribution Date)              $44,924,120.04

        Multiplied by the Class A-3 Interest Rate                                                 5.800%

        Multiplied by 1/12 or in the case of the first Distribution
           Date, by 26/360                                                                   0.08333333                $217,133.25
                                                                                 -----------------------

        Plus any unpaid Class A-3 Interest Carryover Shortfall                                                               $0.00
                                                                                                              ---------------------

        Class A-3 Interest Distributable Amount                                                                        s$217,133.25
                                                                                                              =====================

E.  Calculation of Class A-4 Interest Distributable Amount

        Class A-4 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-4 Noteholders on such Distribution Date)              $44,924,120.19

        Multiplied by the Class A-4 Interest Rate                                                 5.650%

        Multiplied by 1/12 or in the case of the first
           Distribution Date, by 26/360                                                      0.08333333                $211,517.73
                                                                                 -----------------------

        Plus any unpaid Class A-4 Interest Carryover Shortfall                                                               $0.00
                                                                                                              ---------------------

        Class A-4 Interest Distributable Amount                                                                        $211,517.73
                                                                                                              =====================


                                 Page 5 (1998-D)

G.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                                   $0.00
        Class A-2 Interest Distributable Amount                                                   $0.00
        Class A-3 Interest Distributable Amount                                             $217,133.25
        Class A-4 Interest Distributable Amount                                             $211,517.73


        Noteholders' Interest Distributable Amount                                                                     $428,650.98
                                                                                                             ======================

H.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                     $2,953,444.68

        The Class A-4 Notes will be entitled to receive 50.00% of the Principal
        Distributable Amount on each Distribution Date. The Class A-1, Class A-2
        Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal Distribution Amount on each Distribution Date, first to the principal balance of the Class A-1
        Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3
        Notes until such principal balance is reduced to zero.
                                                                                                                     $2,953,444.68

        Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                              ---------------------

        Noteholders' Principal Distributable Amount                                                                  $2,953,444.68
                                                                                                              =====================

I.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes, Class A-2 Notes, or Class A-3 Notes
        (see item H above)                                                                        50.00%             $1,476,722.34
                                                                                 -----------------------      =====================


        Amount of Noteholders' Principal Distributable Amount payable
        to Class A-4 Notes                                                                        50.00%             $1,476,722.34
                                                                                 -----------------------      =====================


  IX.   Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the  Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date,
           as of the Closing Date                                                                                            $1.55
                                                                                                              ---------------------
                                                                                                                             $1.55
                                                                                                              =====================

        Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
           Transfer Date (an amount equal to (a) $0 (the aggregate Principal
           Balance of Subsequent Receivables transferred to the Trust) plus (b)
           $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
           Pre-Funded Amount after giving effect to transfer of
           Subsequent Receivables over (ii) $0))                                                                             $0.00

        Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
           Account has been reduced to $100,000 or less as of the
           Distribution Date (see B below)                                                                                   $0.00
                                                                                                              ---------------------

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                                  $1.55
                                                                                 -----------------------
                                                                                                                             $1.55
                                                                                                             ======================

        B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date
           on or immediately preceding the end of the Funding Period.                                                        $0.00



                                Page 6 (1998-D)

  X.    Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes,
           Class A-3 Notes, Class A-4 Notes,

        Product of (x) weighted average of the Class A-1,
        A-2, A-3, and A-4 Interest Rates (based on outstanding
        Class A-1, A-2, A-3, and A-4 principal balances), divided by 360                         5.7250%
        (y) (the Pre-Funded Amount on such Distribution Date)                                      0.00
        (z) (the number of days until the January 1999 Distribution Date)                             0
                                                                                                                             $0.00
        Less the product of (x) 2.5% divided by 360,                                              2.500%
        (y) the Pre-Funded Amount on such Distribution Date and,                                   0.00
        (z) (the number of days until the January 1999 Distribution Date)                             0                      $0.00
                                                                                                              ---------------------

        Requisite Reserve Amount                                                                                             $0.00
                                                                                                              =====================

        Amount on deposit in the Reserve Account (other than the
           Class A-1 Holdback Subaccount) as of the preceding
           Distribution Date or, in the case of the first
           Distribution Date, as of the Closing Date                                                                         $0.00

        Plus the excess, if any, of the Requisite Reserve Amount
           over amount on deposit in the Reserve Account (other
           than the Class A-1 Holdback Subaccount) (which excess
           is to be deposited by the Indenture Trustee in the Reserve
           Account from amounts withdrawn from the Pre-Funding
           Account in respect of transfers of Subsequent Receivables)                                                        $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
           Reserve Account to cover the excess, if any, of total
           amounts payable over Available Funds, which excess is to
           be transferred by the Indenture Trustee from amounts
           withdrawn from the Pre-Funding Account in respect of
           transfers of Subsequent Receivables)                                                                              $0.00

        Less: withdrawals from the Reserve Account (other than the
           Class A-1 Holdback Subaccount) to cover the excess, if
           any, of total amount payable over Available Funds (see IV above)                                                  $0.00
                                                                                                              ---------------------

        Amount remaining on deposit in the Reserve Account (other than
           the Class A-1 Holdback Subaccount) after the Distribution Date                                                    $0.00
                                                                                                              =====================

  XI.   Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date
           or the Closing Date, as applicable,                                                                               $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
           Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                       0

        Less withdrawal, if any, of amount from the Class A-1
           Holdback Subaccount to cover a Class A-1
           Maturity Shortfall (see IV above)                                                                                 $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
           Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                               $0.00
                                                                                                              ---------------------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                              =====================

 XII.   Calculation of Servicing Fees

        Aggregate Principal Balance as of the
        first day of the Monthly Period                         $89,848,238.68
        Multiplied by Basic Servicing Fee Rate                            1.25%
        Multiplied by months per year                               0.08333333
                                                          ---------------------

        Basic Servicing Fee                                                                  $93,591.92

        Less: Backup Servicer Fees                                                                $0.00

        Supplemental Servicing Fees                                                               $0.00
                                                                                 -----------------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $93,591.92
                                                                                                              =====================

                                 Page 7 (1998-D)

 XIII.  Information for Preparation of Statements to Noteholders

              a.       Aggregate principal balance of the Notes as
                       of first day of Monthly Period
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                                    $0.00
                          Class A-3 Notes                                                                           $44,924,120.04
                          Class A-4 Notes                                                                           $44,924,120.19

              b.       Amount distributed to Noteholders allocable
                       to principal
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                                    $0.00
                          Class A-3 Notes                                                                            $1,476,722.34
                          Class A-4 Notes                                                                            $1,476,722.34

              c.       Aggregate principal balance of the Notes (after
                          giving effect to distributions on the
                          Distribution Date)
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                                    $0.00
                          Class A-3 Notes                                                                           $43,447,397.70
                          Class A-4 Notes                                                                           $43,447,397.85

              d.       Interest distributed to Noteholders
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                                    $0.00
                          Class A-3 Notes                                                                              $217,133.25
                          Class A-4 Notes                                                                              $211,517.73

              e.       1.  Class A-1 Interest Carryover Shortfall, if any
                           (and change in amount from preceding statement)                                                   $0.00
                       2.  Class A-2 Interest Carryover Shortfall, if any
                           (and change in amount from preceding statement)                                                   $0.00
                       3.  Class A-3 Interest Carryover Shortfall, if any
                           (and change in amount from preceding statement)                                                   $0.00
                       4.  Class A-4 Interest Carryover Shortfall, if any
                           (and change in amount from preceding statement)                                                   $0.00

              f.       Amount distributed payable out of amounts withdrawn
                       from or pursuant to:
                       1.  Reserve Account                                                        $0.00
                       2.  Spread Account Class A-1 Holdback Subaccount                           $0.00
                       3.  Claim on the Note Policy                                               $0.00

              g.       Remaining Pre-Funded Amount                                                                           $1.55

              h.       Remaining Reserve Amount                                                                              $0.00

              i.       Amount on deposit on Class A-1 Holdback Subaccount                                                    $0.00

              j.       Prepayment amounts
                          Class A-1 Prepayment Amount                                                                        $0.00
                          Class A-2 Prepayment Amount                                                                        $0.00
                          Class A-3 Prepayment Amount                                                                        $0.00
                          Class A-4 Prepayment Amount                                                                        $0.00

              k.        Prepayment Premiums
                          Class A-1 Prepayment Premium                                                                       $0.00
                          Class A-2 Prepayment Premium                                                                       $0.00
                          Class A-3 Prepayment Premium                                                                       $0.00
                          Class A-4 Prepayment Premium                                                                       $0.00

              l.       Total of Basic Servicing Fee, Supplemental Servicing
                          Fees and other fees, if any, paid by the Trustee on
                          behalf of the Trust                                                                           $93,591.92

              m.       Note Pool Factors (after giving effect to
                          distributions on the
                          Distribution Date)
                          Class A-1 Notes                                                                               0.00000000
                          Class A-2 Notes                                                                               0.00000000
                          Class A-3 Notes                                                                               0.78995269
                          Class A-4 Notes                                                                               0.43447398

                                 Page 8 (1998-D)

 XVI.   Pool Balance and Aggregate Principal Balance

                       Original Pool Balance at beginning of Monthly Period                                        $199,999,998.46
                       Subsequent Receivables                                                                                   --
                                                                                                              ---------------------
                       Original Pool Balance at end of Monthly Period                                              $199,999,998.46
                                                                                                              =====================

                       Aggregate Principal Balance as of preceding Accounting Date                                  $89,848,238.68
                       Aggregate Principal Balance as of current Accounting Date                                    $86,894,794.00


        Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables

                                       Loan #                Amount                              Loan #             Amount
                                       ------                ------                              ------             ------
                          see attached listing               604,816.82            see attached listing                    --
                                                                  $0.00                                                 $0.00
                                                                  $0.00                                                 $0.00
                                                          --------------                                          ------------
                                                            $604,816.82                                                 $0.00
                                                          ==============                                          ============

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date)
           of all Receivables delinquent more than 30 days
           with respect to all or any portion of a Scheduled Payment
           as of the Accounting Date                                                       4,985,488.68

        Aggregate Principal Balance as of the Accounting Date                            $86,894,794.00
                                                                                 -----------------------

        Delinquency Ratio                                                                                               5.73738477%
                                                                                                                        ===========







        IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA FINANCIAL LTD.

                                   By:
                                      -----------------------------------------
                                   Name:   Cheryl K. Debaro
                                        ---------------------------------------
                                   Title:  Vice President / Securitization
                                         --------------------------------------


                                 Page 9 (1998-D)